Exhibit 99.1

Investor Presentation NASDAQ: PRTS August 2017

Safe Harbor 1 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in this presentation, where applicable, as well as in the appendix to this presentation. All financial measures in this presentation refer solely to the Company’s core auto parts operating segment (“Base USAP”) and exclude the AutoMD operating segment (“AutoMD”), an online automotive repair information source which was classified as discontinued operations in March 2017, unless otherwise specified on a consolidated basis. Copyright @ 2017 U.S. Auto Parts Network, Inc. All rights reserved

Company Overview US Auto Parts is a leading pure-play internet retailer of aftermarket auto parts We operate online sites, marketplaces and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1 million SKUs of high quality private label and branded aftermarket products Reach over 8 million online customers per month through our well-established network of websites 2 A Value Leader in Aftermarket Auto Parts

Aftermarket Auto Parts Sales Benefits From Macro Trends 3 Source: US Auto Care Association Average age of light vehicles on the road continues to remain strong Online aftermarket sales expected to be $13.2B in 2018 and more than double by 2023 Source: IHS 10.0 10.1 10.3 10.6 10.9 11.0 11.2 11.4 11.5 11.5 11.5 11.5 11.5 11.6 8 9 10 11 12

How We Go To Market: Channels & Percent of Revenue 4 91% Offline/Wholesale: Products distributed directly to commercial customers, mostly collision repair shops. Also our Kool-Vue™ branded products sold to wholesale distributors. 9% Based on estimates using TTM Q2-17 eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments.

Online Adoption of Aftermarket Auto Parts has Favorable Trends Growth for auto parts online has accelerated in Q2 2017 with parts & accessories searches 10% year over year. Significant growth occurred across all the aftermarket auto part categories in last 3 years. 5

Price & Product Availability: The Two Most Important Factors for DIY Customers Customer Value Proposition 6 Low Cost Products Cost-conscious customers are able to purchase our private label products at a significant cost savings. A study conducted by Jefferies Automotive Aftermarket Equity Research in conjunction with US Auto Parts mapping similar products, found that our private label product pricings when compared against the same branded product averaged more than 20% below the online competitors and over 40% below the brick and mortars. Product Warranties We provide a limited warranty for all products sold including a full parts replacement User-Friendly Websites Customers shop websites designed specifically for the auto parts segment driven by our complex catalogs allowing customers to quickly identify SKUs required and build complete jobs Over 1M SKUs Customers have one-stop shopping on over 1 million products across all major categories for auto parts: Collision, Engine/Under Car, and Performance and Accessories. We also have over 55K SKUs that are privately sourced at a significant cost savings through Asia

We Address the Market with an Expansive Product Offering

US AUTOPARTS
NASDAQ:PRTS

Q2-17 TTM Revenue Mix


54%

Collision Parts


Lamps
Mirrors
Bumpers
Hoods
Tailgates
Doors
Grills
Wheels
Window Regulators


28%

Engine Parts


Brake Discs
Catalytic Converters
Radiators
Headers
Oxygen Sensors
Alternators
Exhaust
Driveshaft
Fuel Injection / Delivery


18%

Performance & Accessories


Seat Covers
Car Covers
Floor Mats / Carpeting
Cold Air Intakes
Vent Visors
Tonneau Covers
Nerf Bars
Bug Shields
Car Bras

	Collision Parts	Engine Parts	Performance & Accessories
Private Label	97%	60%	3%
Branded	3%	40%	97%

Note: All percentages of sales revenue is estimated using Q2-17 TTM

Over 1 Million SKUs Across Several Categories

7

USAP Supply Chain Creates Pricing Advantage

NASDAQ:PRTS

USAP has built a vertically integrated e-commerce business


= Product Flow for Private Label
= Product Flow for Drop Ship Vendors
US AUTOPARTS
DC Stock Ship
Drop Ship
(No Inventory)
~70% of Units
Stock-Ship
16%- 21%
Flow Thru
~30% of Units
Drop-Ship
3%-10%
Flow Thru
Off-Shore Manufacturing
Brand
Warehouse Distributor
Retail Store
Jobber
Service Center
DIY
DIFM
Consumer

8

Private Label Branded Total FY-16 Growth Rate1 12% (8%) 4% Projected 2017 Revenue Mix 68% - 70% 30% - 32% 100% Projected Gross Margins 33% - 36% 15% - 20% 29% - 30% Projected Variable OPEX Costs 15% - 17% 10% - 12% 14% - 16% Incremental Fixed Cost 0% 0% 0% Incremental Flow Thru 16% - 21% 3% - 10% 13% - 16% Projected Margin Profile Incremental flow through from private label business is driving higher margins Minimal fixed costs creates significant leverage in our business model We believe revenue mix will continue to shift to private label 9 Excludes non-operating channel segments Projections above are based on management assumptions as of August 10th, 2017

Financial Highlights 10

Company Profile Revenues over $300M FY-2016 Net Income of $3M FY-2016 Adjusted EBITDA of $14M High Margin private label business was 66% of sales for FY-16 Positive Free Cash Flow with no revolver debt over last 5 consecutive quarters Public Company since 2007 – NASDAQ (PRTS) 11 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income

Strong Net Income & Adjusted EBITDA¹ Growth Trends for U.S. Auto Parts Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation, restructuring costs and other one-time charges. See Appendix for reconciliation of Adjusted EBITDA to net income Represents guidance for Net Income & Adjusted EBITDA growth, issued and only effective August 10, 2017 2017 Net Income reflects benefit from release of valuation tax allowance based on Company’ 12 ($4.9M) ($0.1M) $3.0M $27 – $29M $8.4M $10.0M $14.0M $13.0M – $15.0M -$5 $0 $5 $10 $15 $20 $25 $30 2014 2015 2016 2017E² Net Income Adj. EBITDA

Financial Performance Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $1.2M, $2.4M, $2.3M & $2.9M for FY-13, FY-14, FY-15 & FY-16, respectively and restructuring costs and not expected to be recurring charges of $6.8M and $2.0M for FY-13 and FY-14, respectively. Refer to the appendix for a full Adjusted EBITDA reconciliation to net income 13 2.1875 $254.4 $283.2 $290.8 $303.3 FY 2013 FY 2014 FY 2015 FY 2016 in millions Net Sales 34.0% 28.9% 28.2% 28.9% FY 2013 FY 2014 FY 2015 FY 2016 as a % of net sales Operating Expenses as a % of net sales $(13.6) $(4.9) $(0.1) $3.0 FY 2013 FY 2014 FY 2015 FY 2016 in millions Net Income $6.4 $8.4 $10.0 $14.0 FY 2013 FY 2014 FY 2015 FY 2016 in millions Adjusted EBITDA 1

2 Year Stacked Private Label Quarterly Sales Trend1 14 Private Label continues to be a major focus of our business Two Year Stack Comps 1Comparables net sales was calculated by excluding $2.0M in private label sales related to the extra week in Q4-14, as well as $1.7M, $1.4M, $0.8M and $0.5M in sales related to the West Coast Wholesale operations from Q1-14, Q2-14, Q3-14 and Q4-14, respectively. 14

Key Takeaways A leading pure-play internet retailer of aftermarket auto parts $13 billion on-line market expected by 2018 and anticipated to nearly double by 20231 Over 8 million monthly website visitors Transitioning to a higher mix of private label products to drive increased conversion rates, higher-margin revenues, net income and Adjusted EBITDA Shifting Focus from Growth to Profitability – Improved profitability resulting in free cash flow generation and significant pay down of debt in 2016 15 US Auto Care Association

APPENDIX 16

Company History

USAUTOPARTS
NASDAQ:PRTS


USAP founded to serve local collision shops in Los Angeles
1995
Launched first internet site selling automotive Collision Line
2000
Launches a network of sites catered to various consumer segments
2005
Acquires PartsBin
Adds Engine Line
AUTO PARTS WAREHOUSE
2006
IPO (NASDAQ: PRTS)
2007
Company begins significantly expanding its private label engine line
2008
Launches AutoMD / Acquires JC Whitney
Adds Accessories Line
AutoMD
JCWhitney
2010
JC Whitney completely integrated
2011
Launched AutoMD IQ / Consolidated websites to focus on Flagship sites
2013
Spun off 36% of AutoMD / Achieved double digit sales growth & positive FCF
2014
Investing in LTV and GMROI / JC Whitney turns 100 years old
2015
Initiated Company Stock Buy Back Plan
2016
Aaron Coleman becomes new CEO
2017

17

Experienced Leadership Team Aaron E. Coleman Chief Executive Officer Since April 2017 President since October 2016 and COO since September 2010 Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. B.A. degree in Business Administration from Gonzaga University Neil Watanabe  Chief Financial Officer Since March 2015 Over 30 years of finance, accounting and retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Pet Smart B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Charles Fischer SVP of Global Procurement Since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry 18 Jim Hastie VP or Product Management Since December 2012 Over 18 years of progressively responsible experience in the automotive aftermarket collision industry CEO/President of American Condenser and Coil Owner/Cofounder of EJB Medical B.A. degree from University of California Davis MBA degree from Chapman University

Financial Highlights – Q2-17 Total revenue $80.2M Income from continuing operations was $26.9M vs. the prior year $1.2M Adjusted EBITDA $3.8M vs. prior year of $4.0M $9.9M in cash with zero revolver debt vs. last year of $2.1M in cash with zero revolver debt vs. year-end of $2.7M cash and zero revolver debt Added over 2,500 Private Label SKUs during the quarter Online Marketplace revenue growth of 37% Private Label growth of 14% Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income 19

Key Business Metrics Over Last Six Quarters 20 20

Yearly Adjusted EBITDA Reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 21 (in thousands) FY-13 52 Weeks Ending December 28, 2013 FY-14 53 Weeks Ending January 2, 2015 FY-15 52 Weeks Ending January 2, 2016 FY-16 52 Weeks Ending December 1, 2016 Net income (loss) (13,644) $ (4,907) $ (136) $ 2,973 $ Depreciation 10,676 7,230 6,141 6,351 Amortization of intangibles 381 422 431 449 Interest expense, net 972 1,101 1,208 1,219 Taxes 43 137 88 100 EBITDA (1,572) $ 3,983 $ 7,732 $ 11,092 $ Stock comp expense 1,211 2,367 2,297 2,932 Inventory write down related to Carson closure - 897 - - Restructuring Cost 723 1,137 - - Impairment loss on property & equipment 4,832 - - - Impairment loss on intangible assets 1,245 - - - Adjusted EBITDA 6,439 8,384 10,029 14,024

Quarterly Adjusted EBITDA Reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 22

Projected FY-17 Adjusted EBITDA reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation 23

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search Key Avenues for Growth – Increase Customer Lifetime Value Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Increased Traffic Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Sell the job Cross-sell Warranty options Easy to do business Improved service levels Reduced returns Reduced no-fills Easy to find Product Speed of website In-stock rate Quality of data Relevant SKUs We anticipate increasing traffic will be directly related to our ability to improve our strategic objectives allowing for more available dollars to spend on marketing. = Strategy to Increase Customer Lifetime Value (LTV) 24

Key Stats: PRTS (NASDAQ) – Consolidated 25 Data sources: Yahoo! Finance, S&P Capital IQ, company filings. As of August 8, 2017 (includes 2.8M preferred shares). As of December 31, 2016. Trading Data (@ August 8, 2017) Stock Price $2.78 52 Wk. High/Low $4.35/2.40 Avg. Daily Vol. (3 mo.) 237,880 Fully Diluted Shares Out.1 38.8M Institutional Holdings 53% Insider Holdings 8% Valuation Measures Market Cap $96.3M Enterprise Value $89.7M EV/Revenue 0.3x Employees2 1,080 Financial Highlights (@ Dec 31, 2016) Revenues (TTM) $303.6M Gross Margin (TTM) 30.4% Cash & Equiv. $6.6M Total Assets $82.1M Total Revolver Debt $0 Total Liabilities $58.8M Total Equity $23.3M